UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

October 28, 2009

PLUG POWER INC.

(Exact Name of Registrant as Specified in Charter)

                 Delaware                                      000-27527                                     22-3672377

(State or Other Jurisdiction                 (Commission File Number)                      (IRS Employer

       of Incorporation)                                                                                       Identification No.)

968 Albany Shaker Road, Latham, New York  12110

 (Address of Principal Executive Offices) (Zip Code)

Registrant's telephone number, including area code: (518) 782-7700

_____________________________________________________

 (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

      ☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

      ☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

      ☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

      ☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

            On October 28, 2009, the Compensation Committee of the Board of Directors of Plug Power Inc. (the “Company”) approved the grant of restricted stock units to a number of employees, including each of the Company’s executive officers.

Each of the Company’s executive officers received a long-term incentive award of performance-based restricted stock units (“RSUs”).  The RSUs will vest based upon the achievement, at the threshold, target or stretch level, of certain performance targets for the one-year periods ending December 31, 2010, 2011 and 2012 with respect to the Company’s revenues and earnings per share.  Achievement of the revenue target in any year will result in the vesting of up to 25% of the RSUs subject to vesting in such year.  Achievement of the earnings per share target in any year will result in the vesting of up to 75% of the shares subject to vesting in such year.  The percentage of the total RSUs subject to vesting each year is 20% for 2010, 25% for 2011 and 55% for 2012.  All RSUs earned based on achievement of the performance targets for any year will vest within 75 days after the end of such year.

The following table summarizes, for each of the Company’s Chief Executive Officer and four other named executive officers, the total number of RSUs granted and the number of RSUs that would vest if all performance targets are achieved at the target level:

	Total Number
	of RSUs Granted	Number of RSUs
Name and Title	(Number Vesting at Stretch Level)	Vesting at Target Level

Andrew Marsh	1,289,063	1,171,875
President and Chief
Executive Officer

Gerald A. Andersen	793,271	721,155
Senior Vice President and
Chief Financial Officer

Mark A. Sperry	613,990	558,173
Senior Vice President and GM
of Continuous Power Division

Gerard L. Conway, Jr.	475,962	432,693
Senior Vice President, General
Counsel and Corporate Secretary

Item 5.03.  Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

On October 28, 2009, the Board of Directors of the Company approved an amendment and restatement of the Company’s By-laws (the “Restated By-laws”), which amendment and restatement became effective immediately.  The Restated By-laws (i) eliminate the notice as a means to properly bring business before an annual meeting of stockholders, (ii) further clarify that the advance notice by-law provisions apply to all stockholder proposals and nominations, (iii) require stockholders who provide advance notice of proposals or nominations to disclose additional information as part of such notice, including information as to whether the stockholder has entered into any hedging, derivative or other transactions with respect to the Company’s securities and (iv) provide for electronic transmission of communications.

The description of the changes to the Company’s By-laws is qualified in its entirety by reference to the Third Amended and Restated By-laws filed as Exhibit 3.1 to this Form 8-K, which are incorporated by reference.  A copy of the Third Amended and Restated By-laws marked to show changes from the prior By-laws is filed as Exhibit 3.2 to this Form 8-K.

Item 9.01.  Financial Statements and Exhibits.

            (d) Exhibits

Exhibit Number	Description
3.1	Third Amended and Restated By-laws of Plug Power Inc.
3.2	Third Amended and Restated By-laws of Plug Power Inc. (marked version)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PLUG POWER INC.

Date: November 2, 2009	By: /s/ Gerard L. Conway, Jr.
Name: Gerard L. Conway, Jr.
Title: General Counsel

EXHIBIT INDEX

Exhibit Number	Description
3.1	Third Amended and Restated By-laws of Plug Power Inc.
3.2	Third Amended and Restated By-laws of Plug Power Inc. (marked version)